Exhibit 13.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The certification set forth below is being submitted in connection with the Annual Report on Form 20-F for the year ended December 31, 2008 (the “Annual Report”) for the purposes of complying with Rule 13a-14(b) or Rule 15d-14(b) of the Securities Exchange Act of 1934 (the “Exchange Act”) and Section 1350 of Chapter 63 of Title 18 of the United States Code.

Antonio Brufau Niubó, the Chief Executive Officer and Fernando Ramírez Mazarredo, the Chief Financial Officer of Repsol YPF, S.A., each certifies that, to the best of his knowledge:

1.	the Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act; and

2.	the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of Repsol YPF, S.A.

Date: June 29, 2009

By:	/s/ Antonio Brufau Niubó
Name: Antonio Brufau Niubó
Title: Chief Executive Officer

By:	/s/ Fernando Ramírez Mazarredo
Name: Fernando Ramírez Mazarredo
Title: Chief Financial Officer